anixa BIOSCIENCES

NASDAQ:ANIX

March 10, 2026

Forward-Looking Statements

Statements that are not historical fact may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical facts, but rather reflect Anixa Biosciences' current expectations concerning future events and results. We generally use the words "believes," "expects," "intends," "plans," "anticipates," "likely," "will" and similar expressions to identify forward-looking statements. Such forward-looking statements, including those concerning our expectations, involve risks, uncertainties and other factors, some of which are beyond our control, which may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and factors include, but are not limited to, those factors set forth in "Item 1A – Risk Factors" and other sections of our most recent Annual Report on Form 10-K as well as in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. You are cautioned not to unduly rely on such forward-looking statements when evaluating the information presented herein.

Presentation Outline

I. Strategy

II. Current Projects Update
   A. 2025 Achievements and Current Status
   B. 2026 Goals

III. Q&A

Corporate Strategy

I. **Corporate Strategy**

A. **Maintain Low Cash Burn**
- Less Shareholder Dilution
- Lower Capital Requirements
- Clean Capital Structure

B. **Partnership Based R&D**
- No Expensive Laboratory Facilities- Utilize Laboratory Facilities of Partners
- Low Headcount- Full time HC of 4
- Diversify Product Portfolio

C. **Partnerships for Commercialization**
- Conserve Cash and Advance Commercialization
  - We do not plan to build Manufacturing, Marketing, Sales, Distribution, *etc.*
- Earlier Monetization of Programs

Capital Efficient Business Model

$14M Cash and short-term investments as of January 31, 2026

~$5-7M Approximate annual cash burn since 2017

33M Common shares outstanding as of January 31, 2026

No debt

No warrants, no preferred stock

Annual Cash Burn



Pre-Clinical
Clinical
(in millions)
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
FY 2018
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
Annual Cash Burn

anixa

Clinical Programs & Development Partnerships

THERAPEUTIC AREA	MECHANISM OF ACTION	INDICATION	GEOGRAPHIC RIGHTS	STAGE	UPCOMING MILESTONES	PARTNERS
Oncology	**CAR-T Therapeutic**	Ovarian Cancer / Other Solid Tumors	Global	Phase 1	Periodic data releases (enrollment based)	MOFFITT CANCER CENTER; THE WISTAR INSTITUTE
Oncology	**Vaccine Therapeutic**	Breast Cancer	Global	Phase 1 completed	Phase 2 enrollment	Cleveland Clinic; Department of Defense
Oncology	Vaccine	Ovarian Cancer	Global	Pre-clinical	Initiate IND enabling studies	Cleveland Clinic; NIH NATIONAL CANCER INSTITUTE
Oncology	Vaccine	Lung, Colon, Prostate	Global	R&D	Pre-clinical Data	Cleveland Clinic

CAR-T Program

Ovarian Cancer Therapy

Liraltagene autoleucel (Lira-cel)



Ovarian Cancer CAR-T Therapy

CAR-T Technology has demonstrated Success in Liquid Tumors but no approvals in Solid Tumors

Background

- Unique CAR-T designed for a solid tumor
- Utilizes three unique attributes
  - Targets Unique Protein Target
  - Utilizes anti-angiogenic effect
  - Intraperitoneal Administration
- Trial Targets Recurrent Ovarian Cancer Patients who have no other options

2025- Achievements

- Treated Patients in the 3rd and 4th Dose Cohorts
- Continued to Observe Positive Safety and Tolerability at all Doses
- Strong Clinical Efficacy Signals
- Received International and Domestic Approval of Generic Name for Therapy- Liraltagene Autoleucel, or Lira-Cel
- Dose Escalation Approved to Highest Dose Ever for any Approved CAR-T

anixa

Dose-escalation first-in-human clinical trial in recurrent/chemoresistant ovarian cancer

- PI: R. Wenham, MD Chair, Gynecologic Oncology Program Moffitt Cancer Center
- I.P. *vs.* I.V.→ Comparative safety and effectiveness

Table 1. Dose-escalation scheme.

Cohort	Dose Level	Cyclophosphamide dose	FSHCER T-cell Dose	Number of Patients
1	1	None	1×10^5 cells/kg	3-6 patients
2	2	None	3×10^5 cells/kg	3-6 patients
3	3	None	1×10^6 cells/kg	3-6 patients
4	4	None	3×10^6 cells/kg	3-6 patients
5	5	Cyclophosphamide 500 mg/m^2 and fludarabine (30 mg/m^2) × 3 days	1×10^7 cells/kg	3-6 patients
6	6	Cyclophosphamide 500 mg/m^2 and fludarabine (30 mg/m^2) × 3 days	1×10^8 cells/kg	3-6 patients
7	7	Cyclophosphamide 500 mg/m^2 and fludarabine (30 mg/m^2) × 3 days	1×10^9 cells/kg	3-6 patients

Current dosage ← (Cohort 4)

anixa

Lira-cel CAR-T Treatment: Recurrent Ovarian Cancer Patients- March 2026



Dosage
(CAR+ cells/kg)
3 x 10⁶
1 x 10⁶
3 x 10⁵
1 x 10⁵
PT 12
PT 11
PT 10
PT 9
PT 8
PT 7
PT 6
PT 5
PT 4
PT 3
PT 2
PT 1
Alive
Expired
0
5
10
15
20
25
30
Median Life
Expectancy
Months since Treatment

Lira-Cel CAR-T - 2026 Goals

- Lymphodepletion- Understand the benefit and need for lymphodepletion
- Continue dose escalation- Dose Cohort 5 and 6
- Continue monitoring increase in patient survival
- Scientific Presentation of results
- Additional IP Prosecution and Grants
- Pharma Partner Discussions

anixa

Vaccine Program

Breast Cancer



Breast Cancer Vaccine

anixa

Background

- Vaccine uses a molecular mechanism that has never been utilized
- Designed to
  - Treat Breast Cancer in neo-adjuvant setting as well as adjuvant setting (Therapeutic)
  - Prevent Recurrence
  - Prophylactically prevent Breast Cancer (Primary Prevention)
- Three shot vaccination process
- Current Focus is Triple Negative Breast Cancer (TNBC), but is expected to be effective for other subtypes

2025- Achievements

- Completed Phase 1 Trial at Cleveland Clinic
- Presented Positive Results at San Antonio Breast Cancer Symposium
- Submitted DOD report
- Submitted Preliminary FDA Report
- Transferred IND from partner Cleveland Clinic to Anixa
- Began Planning and Preparing for Phase 2
- Executed Additional Agreements to Conduct Further Research at Cleveland Clinic for this Vaccine
- Submitted Additional Grant Applications with Cleveland Clinic

Phase 1 Trial

Conducted by Cleveland Clinic, funded by U.S. Department of Defense (DOD)

An open-label Phase 1 dose-escalation trial

Design	Cohort 1a (Recurrence Group)	Cohort 1b (Prevention Group)	Cohort 1c (Treatment Group)
Participants will receive three vaccinations, each two weeks apart, and will be closely monitored for side effects and immune response	▪ 24-36 Patients who have been treated for TNBC ▪ Safety will be monitored ▪ Immune Response will be monitored ▪ Maximum Tolerated Dose ("MTD") determined	▪ Healthy women w/mutations ▪ Chosen to undergo prophylactic mastectomy ▪ Vaccinate before surgery and evaluate immune response and resected tissue ▪ **Unique opportunity to garner supplemental data after studying breast tissue to determine if T cells are surveilling the tissue without any visible cancer tumors**	▪ **Additional cohort combining vaccine with Keytruda** ▪ Patients treated for TNBC ▪ Combine Keytruda w/ vaccine to evaluate if there is synergy

Cleveland Clinic

DOD

Positive Phase 1 Clinical Results
All Major Endpoints Met

- 35 patients dosed
- 26 TNBC patients who have undergone standard of care, but are at risk of recurrence (40-80% recur in 5 years)— cohort 1a
- 4 genetic risk patients choosing prophylactic mastectomies— cohort 1b
- 5 patients with residual disease taking Keytruda— cohort 1c

- **Key Findings Presented at SABCS 2025**
  - MTD reached: 10 µg a-lactalbumin/10 µg Zymosan
  - No safety concerns
  - Immune responses observed at all dose levels: 4 of 6 patients at the MTD exhibited a positive immune response
  - 74% had protocol specified immune response
  - Intensity of other responses varied
  - Keytruda Plus Vaccine exhibited no additional adverse side effects, enabling combination use

- **Phase 1 Status: Completed**
- **Study Report submitted to FDA December 2025**
- **Transfer of IND sponsorship to Anixa successful**


IFNγ ELISPOT Frequencies
SFU per 400,000 Cells
Day 0
Day 14
Day 28
Day 56
IL-17 ELISPOT Frequencies
SFU per 400,000 Cells
ELISA Antibody Response
Optical Density @ 450 nm
Dose Level
Zymosan
α-Lactalbumin
DL1
10 µg
10 µg
DL1b
10 µg
50 µg
DL1e
20 µg
10 µg
DL2
10 µg
100 µg
DL3
10 µg
500 µg
DL2
100 µg
100 µg
DL1
10 µg
10 µg

anixa

Phase 2 Breast Cancer Vaccine Trial

Near Term- Therapeutic Approach

Phase 2 trial in neo-adjuvant setting – before surgery

- Faster evaluation of efficacy
- Multiple types of Breast Cancer
- Faster data, enabling earlier alliance with big Pharma

Two Arms

- Standard of Care + Vaccine
- Standard of Care only (chemotherapy and/or immunotherapy, such as Keytruda)

Breast Cancer Vaccine- 2026 Goals

- Manufacturing (production of vaccine, fill and finish, quality control)
- FDA Report
- FDA Meetings
- Phase 2 Trial Protocol
- Site Selection, sign-up and Training, in addition to Cleveland Clinic
- Publications
- Additional Presentations
- Additional IP Prosecution and Grants
- Pharma Partner Discussions

anixa

Pre-Clinical Pipeline

Ovarian, Lung, Prostate, Colon



Collaboration with Cleveland Clinic and the National Cancer Institute

Driven by current promising data from Breast Cancer Vaccine Clinical Trial

Maintain our Lead in Prophylactic Cancer Vaccine Development



Ovarian



Lung



Prostate



Colon

Development of Additional Cancer Vaccines

- Bioinformatic analysis utilizing advanced AI and supercomputing capabilities
- Pre-clinical studies to verify and validate antigen targets
- Animal studies to establish proof of concept
- Clinical Development

2026 Goals



2026 Goals

CAR-T

- Lymphodepletion- Understand the benefit and need for lymphodepletion
- Continue dose escalation- Dose Cohort 5 and 6
- Continue monitoring increase in patient survival
- Scientific Presentation of result
- Additional IP Prosecution and Grants
- Pharma Partner Discussions

Pre-clinical Programs

- Continue progress of Ovarian Cancer Vaccine in partnership with Cleveland Clinic and NCI
- Identification of Targets to Prevent and Treat Cancer in partnership with Cleveland Clinic

Breast Cancer Vaccine

- Manufacturing (production of vaccine, fill & finish, quality control)
- FDA Report
- FDA Meetings
- Phase 2 Trial Protocol
- Site Selection, sign-up and Training, in addition to Cleveland Clinic
- Publications
- Additional Presentations
- Additional IP Prosecution and Grants
- Pharma Partner Discussions